UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 19, 2024
ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices, and Zip Code)
(505) 881-7567
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2024, James Zhu, age 62, was appointed to the position of Chief Accounting Officer of Array Technologies, Inc. (the “Company” or “Array”) by the Company’s Board of Directors (the “Board”). Concurrent with his appointment as Chief Accounting Officer, Mr. Zhu was deemed the Company’s principal accounting officer and designated as an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Zhu previously served as the Company’s Senior Vice President of Finance and Accounting, having joined Array in December 2023. Prior to joining Array, Mr. Zhu served as the Chief Financial Officer of Nutcracker Therapeutics, Inc. from June 2020 to August 2023 and Chief Financial Officer of VoloAgri Group, Inc. from July 2012 to January 2020. Mr. Zhu also served as Chief Accounting Officer of First Solar, Inc. from 2009 to 2012, having joined First Solar as Vice President, Corporate Controller in 2007, and before which time he held the Corporate Controller role at Salesforce, Inc. Mr. Zhu worked at Chiron Corporation prior to joining Salesforce, Inc. and started his career in KPMG’s Assurances Practice. Mr. Zhu holds a BA in Political Economics from Guangxi University and an MBA from Golden Gate University.

In connection with his appointment, Mr. Zhu also entered into an indemnification agreement with the Company in the form previously used with the Company’s executive officers. Mr. Zhu does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer of the Company and there are no arrangements or understandings between Mr. Zhu and any other person pursuant to which Mr. Zhu was appointed as Chief Accounting Officer of the Company. There are no transactions in which Mr. Zhu had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: March 22, 2024	By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer